UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)       September 12, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attachment I contains presentation materials that Intrado Inc.’s Chief Executive Officer and other Intrado executives will use in meetings with prospective and existing stockholders.  These meetings will begin on Monday, September 12, 2005.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K, including Attachment I, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: September 12, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr.
Chief Financial Officer

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Attachment I

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Michael Dingman, Jr.

Chief Financial Officer

Financial and Business Model Overview

[GRAPHIC]

September 2005

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[GRAPHIC]

Safe Harbor Statement

This presentation contains “forward-looking statements,” including projections regarding Intrado’s revenues, earnings, cash flows, market potential and overall financial performance.

Although we believe these statements are based upon reasonable assumptions, we have no assurance that projections and goals will be achieved. Actual results may differ materially from the forward-looking statements in this presentation.

Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

In addition, Intrado undertakes no obligation to update or revise the information in this presentation, whether as a result of new information, future events or circumstances, or otherwise.

Please refer to the cautionary statement and “Risk Factors” section of our Annual Report on Form 10-K for more details.

[LOGO]

Company Overview

Our Mission

To lead our industry in the development and delivery of systems that save lives and transform communications

Our Business

•                  9-1-1 data management

•                  Auto Number / Auto Location

•                  PSAP boundary information

•                  Master Street Address Guide

•                  Wireless cell-site location

•                  Systems deployment

•                  Systems management

•                  Primarily outsourced, with some license software

•                  Long-term contracts

Lines of Business

Intrado is the global leader in emergency telecommunications services and systems

Business Line	Products/Services	LTM Revenue
		($MM)
Wireline	• 9-1-1 services for ILECs, CLECs and VoIP	$85.9
	• Target Notification	(60% of total)

Wireless	• 9-1-1 Phase I & II	$56.9
	• Mobility Services	(40% of total)

Customer Profile

Business		U.S. Mkt
Line	Customers	Share
Wireline	9-1-1	~95%
• All ILECs (over 230MM records)
• Approx. 36 CLECs (over 10MM subs)
• All major VoIP providers (22 carriers)
• State and local government entities
IntelliCast
• Chicago, Houston, Phoenix, Denver
• Trials at federal level

Wireless	• 57 wireless carriers (~98MM subs)	~60	%(1)

(1) Based on subscribers under contract. Only Wireless competitor is TSYS.

Revenue Model

Recurring	Non-Recurring

88% of LTM revenue	12% of LTM revenue

Clients:	Clients (Wireline only):
• BellSouth, Qwest, SBC (Midwest), State of Texas	• Verizon
• CLECs	• SBC (EX-Midwest)
• Wireless
• VoIP	Paid on:
• Licensed product fees
Paid on: TNs or cell sites for data management and maintenance	• Product enhancement
• 2- to 7-year contracts	• Custom applications
• Invoiced monthly	• Professional services: $20K to $4MM
• Usually visible out 4-6 quarters

Market Focus

Sector	Geographic
• Telecom	• Domestic
• Government	• International
• Enterprise

[CHART]

Revenue
• Services (primary)
• Products (secondary)

Financial Trends

($000s)

Revenue	Revenue per Employee

[CHART]	[CHART]

Operating Income	Cash Flow

[CHART]	[CHART]

Q3-05, Q4-05 indicate mid-point of guidance

Q2-02, Q2-04, Q4-04 exclude one time charges

Liquidity Trend

($000s)

[CHART]

Financial Position

Comfortable debt load with untapped capacity

Balance Sheet as of 6/30/05

($000s)

Cash, equivalents & liquid investments	$44,959

Short-term Debt
Capital lease	1,689
Total short-term debt	1,689
Long-term Debt
Line of credit (GE)	2,000
Capital lease	1,776
Total long-term debt	3,776
Total Debt	$5,465

Total debt/LTM cash from ops	0.1	x
Net cash	$39,494

George Heinrichs

Chief Executive Officer

Strategic Overview

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Business Characteristics

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The Current Problem

Basic Model of 9-1-1 Today

1	Person dials 9-1-1.		Local Switch			E9-1-1 Selective
Router/Tandem

	[GRAPHIC]		[GRAPHIC]		ANI: 720-494-5800	[GRAPHIC]
	2	Call goes to the local switch serving the area, often owned by the 9-1-1 service provider.			CAMA or SS7 Trunk

			3		Switch sends the phone number, or Automatic Number Identification (ANI), along CAMA or ss7 trunks to the Selective Router switching system.

	[GRAPHIC]						PSAP
Emergency Dispatch
	7		[GRAPHIC]	4	SR reads ANI and routes call to PSAP responsible for dispatch. Intrado manages andupdates the data responsible for the routing.	[GRAPHIC]
ALI

	6	ALI data enables the identification of correct emergency responder.	5	PSAP uses ANI to query Automatic Location Information (ALI) database. Intrado manages the updates to this database.

What Communities Seek

Several Vignettes

•                  Homeland Security

•                  Armed Robbery

•                  Home Medical Emergency

•                  Medical Monitoring

The Intelligent Emergency Network

Developed over years with PSAP and carrier input

Intelligent Emergency Network (IEN)

Circuit switched becomes IP

More efficient routing

Geo-spatial platform

PSAPs can become command and control

Ability to attach expanded data sets

Faster, cheaper development cycle

Anticipates regulatory requirements

VoIP is a Catalyst

Selected VoIP Customers

[LOGO]

•                  Intrado already serves all major VoIP providers

•                  Grown from 14 to 22 VSPs during last two quarters, with incremental demand in pipeline

•                  Recent FCC ruling allows VoIP 911 calls to route like traditional wireline and wireless

•                  VoIP subscriber growth will contribute materially to Intrado on a medium to long-term basis

•                  VoIP architecture demands and infrastructure drive non-VoIP growth and market expansion

IEN Market Details

Nationwide annual fees collected in 9-1-1 surcharges: >$2.3 billion

~50%	~50%

Carriers: Hardware, Software, Connectivity, Voice and Data Traffic, Data Mgmt, Maintenance	PSAPs: Prem Equipment, Infrastructure, Other Equipment and Services

VoIP Peering	IP to the PSAP	IEN Data Mgmt
• Peering contracts with 22 VoIP providers	• We are currently involved with 11 RFPs, both directly with the jurisdictions and through the ILECs	• Data management will result from traffic on IEN

• In discussions with approximately 100 others who want network access		• PSAPs currently pay almost $500MM annually for the services we intend to provide
• King County, WA Installed

• New York City installed

Potential Addressable Markets

Current Annual Addressable Market for 9-1-1: ~$200MM	Potential Annual Addressable Market for 9-1-1 with IEN: ~$1 Billion
[CHART]	[CHART]

IEN’s Future Opportunities

Voice Management	Moving voice traffic over the 9-1-1 network

911Plus	Consumer and enterprise oriented offerings

International	IEN solution is more suited for international deployment than existing offerings

Partnerships	Hospitals, home security, AAA, On-Star, DHS

IEN Status Report

2004 Accomplishments	2005 Initiatives
• Delivered initial product to ILECs	$3.5-4.0MM in Direct Costs in Q3/Q4 2005:
• Driven protocols with carriers, Public Safety and trade groups	• VoIP
• Developed hardware and premise equipment partners	• Targeted notification
• Cultivated regulatory:	• Port of legacy platforms
• U.S. Senate and U.S. House	• Standards validation with ATIS
• Industry associations	• Ongoing design
• Association of State Regulators	• Graphical user interfaces
• FCC Network Reliability and Interoperability Council	• Message gateways
• Alliances

Near-Term Outlook

•                  Drive VoIP and Wireless revenues

•                  Drive IEN-ready license product

•                  Drive purchases of IEN components at community level

•                  As IEN model matures in 05-06:

•                  Provide additional transparency on opportunities

•                  Optimize capital structure

•                  Primary focus is growing TAM without leaving core competency

•                  M&A not primary focus

•                  M&A could create market share opportunities in Wireless and Notification, but only at attractive hurdle rates

Summary

•                  Solid revenue base with long-term contracts

•                  Excellent customer relationships

•                  Strong positions in Wireline, Wireless, VoIP

•                  Well-established, profitable and growing

•                  Ability to expand into new markets

•                  Commitment to growth

Appendix

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VoIP Peering

Value Proposition	Intrado Position	Market Served

• Provides nationwide access to E9-1-1 wireline equivalent through a single-carrier connection to the peering network.	• Broad access to Selective Routers	• VoIP Service Providers
	• Existing relationships with all carriers	• VoIP expected to grow to 18.8 million lines by 2010, a 55% CAGR from 2004 (*).
• Nationwide position already in place

• Eliminates need for circuits to more than 400 Selective Router locations		• Internal model assumes 65% penetration of total Market
Business Model

• Similar to Wireline business - paid per subscriber per month

(*) Source: Frost & Sullivan 2005 North American Residential VoIP Report

IP to PSAP

Value Proposition	Intrado Position	Market Served

• Allows synchronous connectivity and faster data delivery from ALI to the PSAP	• Relationships with PSAPs nationwide	• Carriers, states and other 9-1-1 service providers

• Enables collaboration across agencies by enabling PSAPs to access new data sources	• Standards work complete	• More than 7,000 PSAPs

• Expands ability to send real-time data (multimedia, audio, video) delivered over a secured network to the PSAP.	• Intrado is protocol for practically all wireline 9-1-1 today	Business Model
• Professional Services for engineering support

• Network maintenance fees

IEN Data Management

Value Proposition	Intrado Position	Market Served

• Authorized users can dynamically add or change data users, configuration and systems parameters; this enables data access across jurisdictional incidents and specific emergency mgmt	• Relationships with PSAPs nationwide	• Carriers, states and other 9-1-1 service providers
• Standards work complete
	• Intrado is protocol for practically all wireline 9-1-1 today	• More than 7,000 PSAPs

	• Requires highly-available infrastructure	Business Model

• User community can now expand to include 9-1-1 call takers, dispatchers, first responders, federal agencies, hospitals, etc.		• Data management fees paid by PSAPs on a per phone or cell-site basis